Q2 2024 Earnings Presentation August 1, 2024

Forward-looking statements 2 This presentation includes contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are generally identified by words such as “estimates,” “guidance,” “expects,” ”anticipates,” “intends,” “plans,” “believes,” “seeks” and similar expressions. Forward-looking statements include information with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, industry projections, growth opportunities, acquisitions, plans and objectives of management, markets for the common stock and other matters. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, in addition to other matters described in this presentation, the impacts of future pandemics, geopolitical tensions or natural disaster, on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including risk factors that potentially could materially affect the Company’s financial results are discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 29, 2024. We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any obligation or undertaking to disseminate any updates or revisions to any forward- looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. USE OF NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability.

3 $ in millions, except per share data FY 2019 Q2’24 TTM Δ Wholesale RV Shipments 406,070 326,940 (19)% Total Net Sales $2,337 $3,597 +54% Total RV Sales $1,287 $1,624 +26% Total Marine Sales* $329 $631 +92% Total Housing Sales $721 $1,103 +53% Total Powersports Sales - $239 NM Gross Margin 18.1% 22.6% +450 bps Adjusted Operating Margin 1 6.6% 7.7% +110 bps Adjusted Diluted EPS 1 $3.86 $7.17 +86% Free Cash Flow 1 $165 $348 +111% Diversification Journey Continues Investments aligned with our entrepreneurial vision driving long-term growth Strategic acquisitions and diversification propelling revenue and margin expansion Improved cash flow generation and strong balance sheet Customer-focused innovation driving organic growth and market share gains Automation initiatives driving operational improvement 1 Non-GAAP metric: Refer to appendix for reconciliation to closest GAAP metric | * In 2019 Powersports sales were included in Marine Sales

4 Highlights Q2 2024 Revenue up 10% y/y, backed by the resilience of our diversified end market strategy • RV revenue grew 17% y/y, fueled by ongoing recovery in wholesale unit shipments • Housing revenue improved 11% y/y on MH shipment growth and continued solid demand for affordable housing • Powersports revenue increased primarily due to acquisition of Sportech in Q1’24 • Marine revenue declined as a result of OEMs maintaining very disciplined production schedules as dealers focused on destocking in the quarter given higher interest on floorplan lending and lower consumer demand Strategic capital allocation preserves our tactical advantage while driving efficiencies • Paid down $82 million in debt during the quarter, resulting in a net leverage ratio of 2.6x, positioning us within reach of our 2.25x - 2.5x target range • Continued investment in automation and technology drives improved productivity and operational efficiency Operating margin improved as a result of 10% y/y revenue growth, diligent labor and cost management, and acquisitions, partially offset by a decline in Marine shipments

Performance by End Market Q2 2024

RV shipments improved during the quarter, leading to revenue expansion in our largest end market. We believe dealer inventories are lower than the historical average, but dealers remain hesitant to restock given interest rate and inflationary headwinds. 6 $450M REVENUE % OF Q2 SALES 44% WHOLESALE SHIPMENTS 2 CPU1 $4,966 92,700 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 CONTENT PER UNIT 1 1 CPU = Content per wholesale unit for the trailing twelve-month period 2 Data published by RVIA Q2 2024 MARINE POWERSPORTS HOUSINGRV MARKETS Sequential increase

$- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 CONTENT PER UNIT 1,2 Our Marine businesses continue to focus on innovation and product development. OEMs are maintaining disciplined production schedules, leading to improved inventory levels in the dealer channel. Interest rate and inflationary headwinds continue to impact consumer demand and dealer restocking. 7 $158M REVENUE % OF Q2 SALES 16% ESTIMATED WHOLESALE SHIPMENTS 2 ESTIMATED CPU 1,2 $3,935 39,300 1 CPU = Content per wholesale unit for the trailing twelve-month period 2 Company estimates based on data published by National Marine Manufacturers Association (NMMA) MARINE POWERSPORTS HOUSINGRV MARKETS Q2 2024

We remain well positioned to supply premium component solutions to the Powersports market following the Sportech acquisition. Our focus is on the utility segment of the market, which has been more resilient than the recreation segment. 8 $104M REVENUE % OF Q2 SALES 10% SOLID POWERSPORTS PLATFORM Q2 2024 MARINE POWERSPORTS HOUSINGRV MARKETS $33 $36 $29 $24 $83 $104 QUARTERLY POWERSPORTS NET SALES ($ in millions)

$- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 CONTENT PER UNIT 1,2 Our housing business produced strong results in the second quarter, contributing to our revenue growth. Estimated MH shipments improved 19% as consumer demand for affordable housing remains strong. Interest rates continue to impact consumers’ ability to purchase and willingness to sell. 9 $305M REVENUE % OF Q2 SALES 30% ESTIMATED MH WHOLESALE SHIPMENTS 2 ESTIMATED MH CPU 1,2 $6,427 27,200 1CPU = Content per wholesale unit for the trailing twelve-month period 2 Company estimates based on data published by Manufactured Housing Institute (MHI) MARINE POWERSPORTS HOUSINGRV MARKETS Q2 2024 Sequential increase

Q2 2024 POWERSPORTS Demand for utility-focused vehicles has remained resilient Improved functionality and innovation continue to drive favorable demand for utility side-by-side vehicles Dealer floorplan costs are impacting purchasing decisions MARINE High floorplan costs and lower retail velocity continue to drive dealers’ desire to destock inventory Interest in boating remains resilient while buyer conversion is challenged by the interest rate environment Growing aftermarket business provides access to a larger and more diverse consumer base RV Dealers remain focused on destocking inventory given high floorplan costs Demographic backdrop remains favorable for RV demand, with interest in the outdoors strong among younger generations Entry-level towable units and preferred brands are leading the volume recovery in the RV market HOUSING Demand for affordable housing remains strong; conversion is limited by the high-interest rate environment and limited available inventory Technological advancements in construction are improving the quality and efficiency of manufactured homes Market Sector Trends 10

Financial Performance 11 Q2 2024 NET SALES & GROSS MARGIN $1,017$921 Q2 2023 Q2 2024 22.8%22.8% Powersports Housing Marine RV $76 $85 OPERATING INCOME & MARGIN 8.3%8.2% Q2 2023 Q2 2024 $1.94 $2.16 DILUTED EPS Q2 2023 Q2 2024 YTD ADJUSTED DILUTED EPS Q2 2023 Q2 2024 ($ in millions, except per share data) $3.95 $3.30 YTD ADJUSTED OPERATING MARGIN Q2 2023 Q2 2024 Net sales increased 10%, driven by higher RV, Housing and Powersports revenue, which more than offset lower revenue from our Marine end market Gross margin was 22.8%, consistent with the same period last year Operating margin increased 10 bps y/y due to higher revenue and prudent cost management, partially offset by lower fixed cost absorption within our Marine businesses Diluted EPS of $2.16 increased 11% and includes approximately $0.03 per share of dilution from our convertible notes due 2028 Year-to-date adjusted diluted EPS increased 20% to $3.95 For the first six months of 2024, generated operating cash flow of $173M and free cash flow of $140M 7.7% 7.3%

Shipments and End Market Data3 RETAILWHOLESALE 113,900 92,700 (10)% YoY +7% YoY RV1 RETAILWHOLESALE 68,400 39,300 (10)% YoY (27)% YoY MARINE1 WHOLESALE 27,200 +19% YoY MH1 MULTIFAMILYSINGLE FAMILY 139 261 (34)% YoY +7% YoY HOUSING STARTS2 86,200 126,800 53,900 75,600 22,700 91 281 12 Q2 2024 Q2’23 Q2’24 Q2’23 Q2’24 Q2’23 Q2’24 Q2’23 Q2’24 Q2’23 Q2’24 Q2’23 Q2’24Q2’23 Q2’24 1 Company estimates based on data published by RVIA, NMMA, MHI, and SSI | 2 U.S. Census Bureau | 3 Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures Estimated Dealer Inventory Impact in Q2’24: (~21,200) units Estimated Dealer Inventory Impact in Q2’24: (~29,100) units (Units in thousands)

Balance Sheet and Liquidity 13 COVENANTS AND RATIOS1 DEBT STRUCTURE AND MATURITIES NET LEVERAGE1 ($ in millions) LIQUIDITY ($ in millions) • $150.0M Term Loan ($125.6M o/s), scheduled quarterly installments; balance due August 2027 • $775.0M ($295.0M o/s) Senior Secured Revolver, due August 2027 • $300.0M 7.50% Senior Notes, due October 2027 • $258.8M 1.75% Convertible Senior Notes, due December 2028 • $350.0M 4.75% Senior Notes, due May 2029 Total Debt Outstanding $ 1,329.4 Less: Cash and Debt Paid as Defined by the Credit Agreement (42.2) Net Debt $ 1,287.2 Pro Forma Adj. EBITDA $ 491.7 Net Debt to Pro Forma Adj. EBITDA 2.6x Total Revolver Credit Capacity $ 775.0 Less: Total Revolver Used (including outstanding letters of credit) (300.0) Unused Credit Capacity $ 475.0 Add: Cash on Hand 44.0 Total Available Liquidity $ 519.0 • Consolidated Net Leverage Ratio – 2.62x • Consolidated Secured Net Leverage Ratio – 0.77x versus 2.75x maximum • Consolidated Fixed Charge Coverage Ratio – 3.34x versus minimum 1.50x Strong Balance Sheet and Favorable Capital Structure to Support Investments and Pursue Attractive Growth Opportunities 1 As defined by credit agreement Q2 2024

Operating Margin 7.5% Flat to up 20 bps3 Up 30 to 50 bps Operating Cash Flows $409M $390M - $410M Unchanged Free Cash Flow $350M $310M+ Unchanged RV Wholesale Unit Shipments (RVIA) 313K 320K - 330K 320K - 340K RV Retail Unit Shipments1 380K Down 5 - 10% Unchanged Marine Wholesale Powerboat Unit Shipments1 192K Down 20 - 25% Down 10 - 15% Marine Retail Powerboat Unit Shipments1 179K Down 5 - 10% Unchanged Powersports Organic Content - Up MSD% Unchanged MH Wholesale Unit Shipments (MHI) 89K Up 5 - 10% Unchanged New Housing Starts (U.S. Census Bureau) 1.4M Flat to up 5% Unchanged FY 2023 Actual FY 2024 Estimate2 Fiscal Year 2024 Outlook 141 Company estimates based on data published by NMMA and SSI | 2 Company estimates | 3 2024 operating margin excludes acquisition transaction costs and purchase accounting adjustments Prior Estimate

Appendix

Quarterly Revenue by End Market – 2023 3 ($ in millions) Q1 2023 Q2 2023 Q3 2023 Q4 2023 2023 RV $367.0 $383.6 $400.1 $352.7 $1,503.3 Marine $238.0 $226.3 $171.7 $146.6 $782.6 Powersports $32.8 $36.5 $28.8 $23.9 $122.0 Housing $262.4 $274.3 $265.5 $258.0 $1,060.2 Total $900.1 $920.7 $866.1 $781.2 $3,468.0 16 CPU, excluding Powersports 1,2 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Marine $4,433 $4,367 $4,209 $4,069 1 CPU = Content per wholesale unit for the trailing twelve-month period 2 Company estimates based on data published by NMMA 3 Due to rounding, numbers presented may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures

Non-GAAP Reconciliation 17 RECONCILIATION OF NET INCOME TO EBITDA TO PRO FORMA ADJUSTED EBITDA FOR THE TRAILING TWELVE MONTHS -Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non- GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non- GAAP operating results adjusted for certain items and other one-time items. -We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. -We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to prior periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. -We calculate free cash flow by subtracting cash paid for purchases of property, plant and equipment from cash flow from operations. - Figures may not sum due to rounding. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measure. ($ in millions) 06/30/2024 Net Income $153.3 + Depreciation & Amortization 154.9 + Interest Expense, net 72.6 + Income Taxes 46.4 EBITDA $427.2 + Stock Compensation Expense 21.2 + Acquisition Pro Forma, transaction-related expenses & other 43.3 Pro Forma Adjusted EBITDA $491.7 RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE FOR THE TRAILING TWELVE MONTHS Q2 2024 TTM 2019 Operating margin 7.6% 6.6% Acquisition related fair-value inventory step-up - - Transaction costs 0.1% - Adjusted operating margin 7.7% 6.6% RECONCILIATION OF ADJUSTED OPERATING MARGIN FOR THE TRAILING TWELVE MONTHS Q2 2024 TTM 2019 Diluted earnings per common share $6.97 $3.85 Transaction costs, net of tax 0.17 0.01 Acquisition related fair-value inventory step-up, net of tax 0.03 - Adjusted diluted earnings per common share $7.17 $3.86

($ in millions) 6M 2024 Cash Flows from Operations $172.7 Less: Purchases of Property, Plant and Equipment (32.4) Free Cash Flow $140.3 Non-GAAP Reconciliation (Continued) -Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non- GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non- GAAP operating results adjusted for certain items and other one-time items. -We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. -We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to prior periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. -We calculate free cash flow by subtracting cash paid for purchases of property, plant and equipment from cash flow from operations. - Figures may not sum due to rounding. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measure. 6M 2024 6M 2023 Diluted earnings per common share $3.75 $3.28 Transaction costs, net of tax 0.17 - Acquisition related fair-value inventory step-up, net of tax 0.03 0.02 Adjusted diluted earnings per common share $3.95 $3.30 RECONCILIATION OF YTD ADJUSTED DILUTED EARNINGS PER COMMON SHARE 18 CALCULATION OF YTD FREE CASH FLOW CALCULATION OF FREE CASH FLOW FOR THE TRAILING TWELVE MONTHS ($ in millions) Q2 2024 TTM 2019 Cash Flow from Operations $403.0 $192.4 Less: Purchases of Property, Plant and Equipment (54.9) (27.7) Free Cash Flow $348.1 $164.7 6M 2024 6M 2023 Operating margin 7.4% 7.2% Acquisition related fair-value inventory step-up - 0.1% Transaction costs 0.3% - Adjusted operating margin 7.7% 7.3% RECONCILIATION OF YTD ADJUSTED OPERATING MARGIN